UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 18, 2009

Ahern Rentals, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-128688	88-0381960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4241 South Arville Street

Las Vegas, Nevada 89103

(Address of principal executive offices)

(702) 362-0623

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01             OTHER EVENTS

On March 18, 2009, Ahern Rentals, Inc. (the “Company”) issued a press release announcing that it will hold a conference call for press and analysts to discuss matters covered in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

The press release announcing the conference call is attached hereto as Exhibit 99.1.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press release issued by Ahern Rentals, Inc. on March 18, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ahern Rentals, Inc.

Date: March 18, 2009	By:	/s/ Howard L. Brown
Name: Howard L. Brown
Title: Chief Financial Officer